================================================================================

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                        ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY
[ ]  Definitive Proxy Statement                (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  ARMADA FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           FILE NOS. 33-488;811-4416

    ------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies: ........

     2) Aggregate number of securities to which transaction applies: ...........

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): .............

     4) Proposed maximum aggregate value of transaction: .......................

     5) Total fee paid: ........................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount Previously Paid: ................................................

     2) Form, Schedule or Registration Statement No.: ..........................

     3) Filing Party: ..........................................................

     4) Date Filed: ............................................................

================================================================================

ARMADA FUNDS
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456

                 IMPORTANT INFORMATION ABOUT YOUR PROXY PACKAGE

May 18, 1998

Dear ARMADA FUNDS Shareholder,

As part of our commitment to continually improve the operations of ARMADA FUNDS, we are pleased to announce several proposed changes to certain Funds you currently hold. The ARMADA FUNDS Board of Trustees has unanimously approved these changes. However, your votes are necessary in order for these measures to become effective. This package contains the information you need to assist you in making an informed decision about these proposed changes.

In summary, these proposed changes would affect the adviser relationship for specific ARMADA FUNDS (Enhanced Income Fund, Total Return Advantage Fund, and Core Equity Fund). Pending approval, 1) National City Bank will serve as investment adviser to all three funds, and 2) National Asset Management Corporation will serve as sub-adviser to the Core Equity and Total Return Advantage Funds.

THE ARMADA FUNDS BOARD OF TRUSTEES RECOMMENDS THAT YOU APPROVE THESE PROPOSALS. IT IS VERY IMPORTANT THAT YOU PUT FORTH YOUR VOTE REGARDING THESE PROPOSITIONS.

A SPECIAL SHAREHOLDER MEETING WILL BE HELD ON JUNE 29, 1998 AT (INSERT LOCATION AND TIME). AS AN ARMADA FUNDS SHAREHOLDER, YOU MAY EITHER CAST YOUR BALLOTS IN PERSON AT THIS MEETING OR VOTE BY PROXY.

Please note that you may have received one ballot for each ARMADA FUND you own: all ballots must be voted and returned. IT IS CRITICAL THAT WE RECEIVE YOUR VOTE(S) AS QUICKLY AS POSSIBLE. Please send your voted ballot(s) to (insert instructions). A postage-paid envelope is included in this package for your convenience. YOU MAY ALSO FAX YOUR VOTED BALLOT(S) TO (INSERT FAX NUMBER) OR CALL (INSERT PHONE NUMBER) TO REGISTER YOUR VOTE(S).

If you have any questions, please do not hesitate to contact your investment representative or call 1-800-622-FUND(3863). Thank you in advance for your cooperation in this matter. We appreciate your continued confidence in ARMADA FUNDS as your choice for investment solutions.

Sincerely,

/s/ Robert D. Neary
Robert D. Neary
Chairman
ARMADA FUNDS

Enclosures

                                                                   [Armada Logo]

                                  ARMADA FUNDS

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                   June 29, 1998

To the Shareholders of Armada Funds:

Enhanced Income Fund
Total Return Advantage Fund
Core Equity Fund

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Enhanced Income Fund, the Total Return Advantage Fund and the Core Equity Fund (each a "Fund" and collectively the "Funds") of the Armada Funds (the "Trust") will be held on Monday, June 29, 1998, at 11 a.m. local time, at One Freedom Valley Drive, Boardroom B, Oaks, Pennsylvania 19456, for the following purposes:

     1. Each Fund will vote upon a proposal to approve an interim advisory agreement between the Trust and National Asset Management Corporation ("NAM").

     2. Each Fund will vote upon a proposal to approve a new advisory agreement between the Trust and National City Bank ("National City").

     3. The Total Return Advantage Fund and the Core Equity Fund will vote upon a proposal to approve a new sub-advisory agreement between National City and NAM.

     4. The transaction of such other business as may properly be brought before the meeting.

     Shareholders of record at the close of business on May 11, 1998 will be entitled to vote at the meeting.

     It is hoped that you will attend the meeting, but if you cannot do so, please fill in and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any shareholder attending can vote in person even though a proxy has already been returned.

                                        /s/ W. Bruce McConnel, III
                                        W. Bruce McConnel, III
                                        Secretary

Oaks, Pennsylvania
May 18, 1998

                                  ARMADA FUNDS

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees of Armada Funds (the "Trust") for use at the Special Meeting of Shareholders of the Enhanced Income Fund, the Total Return Advantage Fund and the Core Equity Fund (each a "Fund" and collectively, the "Funds") of the Trust (the "Meeting") to be held at One Freedom Valley Drive, Boardroom B, Oaks, Pennsylvania 19456 on Monday, June 29, 1998 at 11 a.m., local time. The address of the principal office of the Fund is One Freedom Valley Drive, Oaks, Pennsylvania 19456. This proxy statement and form of proxy were first sent to shareholders on or about May 18, 1998.

PROXY SOLICITATION

     All proxies in the enclosed form which are properly executed and returned to the Trust will be voted as provided therein at the Meeting or at any adjournments thereof. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Trust. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

     The Board of Trustees intends to bring before the meeting the matters set forth in items 1, 2 and 3 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items 1, 2 and 3 in accordance with the directions of the shareholders as specified on the proxy card; if no choice is specified, the shares will be voted IN FAVOR of approval of the interim advisory agreement with National Asset Management Corporation ("NAM") described in item 1, IN FAVOR of approval of the new investment advisory agreement with National City Bank ("National City") described in item 2 and IN FAVOR of approval of the sub-advisory agreement between National City and NAM described in item 3. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon. Abstentions and broker non-votes are counted for quorum purposes. Abstentions and broker non-votes will have the effect of a negative vote on the proposal to approve the interim advisory agreement, the new investment advisory agreement and the proposal to approve the sub-advisory agreement because each requires the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act") and described below.

     The affirmative vote of the lesser of (i) more than 50% of the respective Fund's outstanding shares entitled to vote at the meeting or (ii) 67% of the shares present at the meeting if the holders of more than 50% of the outstanding shares entitled to vote at the meeting are present in person or by proxy, is required for approval of the investment advisory agreement (Item 3).

     In the event a quorum is not present at the meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at such meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

     National City Corporation and its bank subsidiaries hold shares for the benefit of their customers and may be considered controlling persons of the Trust for purposes of certain federal securities laws. National City Corporation and its subsidiaries intend to vote Shares over which they have voting authority pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA") in the best interests of the plan participants. With respect to Shares over which National City Corporation and its subsidiaries possess voting authority, but which are not subject to ERISA, National City Corporation and its subsidiaries will vote such shares in the same proportion as the votes cast by other shareholders.

     National City and NAM will bear the costs of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to shareholders. Solicitation may be undertaken by mail, telephone, telegraph, facsimile and personal contact. Management Information Services ("MIS") has been retained to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telegram. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Shareholders requiring further information with respect to telephonic or electronically transmitted voting
instructions or the proxy generally should contact                . The Annual
Report of the Funds has been mailed to shareholders and is available by calling 1-800-622-FUND (3863).

     The following table summarizes the proposals to be voted on at the Special Meeting and indicates those shareholders who are being solicited with respect to each proposal:

                                                                     PROPOSALS
                                           -------------------------------------------------------------
                                                                                        PROPOSAL #3:
                                              PROPOSAL #1:         PROPOSAL #2:         SUB-ADVISORY
                                            INTERIM ADVISORY    ADVISORY AGREEMENT    AGREEMENT BETWEEN
                                            AGREEMENT BETWEEN    BETWEEN TRUST AND      NATIONAL CITY
       FUND SHAREHOLDERS SOLICITED            TRUST AND NAM        NATIONAL CITY           AND NAM
       ---------------------------         -------------------  -------------------  -------------------
Enhanced Income Fund.....................           X                    X
Total Return Advantage Fund..............           X                    X                    X
Core Equity Fund.........................           X                    X                    X

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Holders of Shares of Beneficial Interests of the Funds ("Shares") of record at the close of business on May 11, 1998 will be entitled to vote at the Meeting or any adjournment thereof. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on all business of the meeting.

     The total outstanding shares of the Funds and beneficial owners of more than 5% of the outstanding Beneficial Interests of the Fund as of the record date are as follows:

                                                                                  % OF TOTAL
                                        OUTSTANDING    SHAREHOLDER     NUMBER OF  OUTSTANDING
                 FUND                     SHARES     NAME AND ADDRESS   SHARES      SHARES
--------------------------------------  -----------  ----------------  ---------  -----------
Enhanced Income Fund..................
  Institutional Shares................
  Retail Shares.......................
Total Return Advantage Fund...........
  Institutional Shares................
  Retail Shares.......................
Core Equity Fund......................
  Institutional Shares................
  Retail Shares.......................
  B Shares............................

     All of these Shares were beneficially owned by the record owners named above because they possessed or shared investment or voting power with respect to them while owning the Shares or while acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of their customers.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, National City Corporation and its affiliates may be deemed to be controlling persons of the Trust.

     The officers and trustees of the Trust as a group beneficially own in the aggregate less than 1% of the outstanding Shares of the Trust and of each Fund.

I. ENHANCED INCOME FUND, TOTAL RETURN ADVANTAGE FUND AND CORE EQUITY FUND:

                          APPROVAL OF THE INTERIM NEW
                  INVESTMENT ADVISORY AGREEMENTS FOR THE FUNDS

BACKGROUND

     National City is a wholly-owned subsidiary of National City Corporation ("NCC"), a publicly held, regional multibank holding company registered under the Bank Holding Company Act of 1956, as amended. NAM was formerly a wholly-owned subsidiary of NCC. Under an Agreement dated as of March 6, 1998 by and among NCC, NAM and certain individuals, NCC agreed to divest control of NAM by selling all of the issued and outstanding capital stock of NAM, comprised of 100 shares of common stock owned by NCC, to its principal management team in exchange for one share of NAM's Class A Preferred Stock (the "Preferred Stock"), which constitutes 100% of NAM's authorized Class A Preferred Stock (the "Transaction"). The Preferred Stock was issued to NCC on March 6, 1998 for consideration of $1.00. The Preferred Stock has a stated value of $32 million. As a result of the Transaction, NAM is no longer a wholly-owned subsidiary of NCC. The Transaction closed on March 6, 1998.

     The Transaction, by operation of law, resulted in an assignment of the two existing advisory agreements between the Trust and NAM relating to each Fund (the "Existing Advisory Agreements"). As required by the 1940 Act, the Existing Advisory Agreements provide for their automatic termination upon "assignment". At a meeting held by the Board of Trustees of the Trust on March 6, 1998, the Trustees, (including the non-interested Trustees who are not parties to the existing, interim or new advisory or sub-advisory agreements, or interested persons of such parties) approved interim investment advisory agreements with NAM, which are identical in substance to the Existing Agreements, except for their effective and termination dates and certain escrow provisions (the "Interim Advisory Agreements"). The description of the Interim Advisory Agreements is qualified in its entirety by reference to the forms of agreement attached as Exhibits A and B to this proxy statement. The total contractual rate chargeable for investment advisory services under each of the Existing Agreements and the Interim Advisory Agreements is .75% of average daily net assets for the Core Equity Fund, .55% of average daily net assets for the Total Return Advantage Fund and .45% of average daily net assets for the Enhanced Income Fund. If the Interim Advisory Agreements had been in effect during the most recent fiscal year, total Fund operating expenses for each Fund would have been the same as the expenses at the end of the most recent fiscal year. As of May 11, 1998, the Funds had net assets as follows:

                    FUND                         NET ASSETS
---------------------------------------------    ----------
Enhanced Income Fund.........................
Total Return Advantage Fund..................
Core Equity Fund.............................

     The Trust and NAM have requested an Order from the Securities and Exchange Commission ("SEC"), which if granted, would permit the implementation, without shareholder approval, of new investment advisory agreements for a period beginning on the date of the issuance of the requested Order and continuing, in respect of each Fund, through the date on which each new agreement is approved or disapproved by the respective Fund's shareholders (the "Interim Period"). The Interim Period will terminate no later than July 6, 1998. The Order would permit NAM to receive actual out-of-pocket costs to NAM for providing advisory services to the Funds from the closing date of the Transaction on March 6, 1998 to the date of the issuance of the requested Order, and to receive all fees earned under the new advisory agreements during the Interim Period, (the "Interim Period Advisory Fees"), following shareholder approval of the Interim Advisory Agreements. The Interim Period Advisory Fees will be paid into an interest-bearing escrow account maintained by an independent escrow agent. The escrow agent will release the amounts held in the escrow account (including any interest earned): (a) to NAM upon approval of the Interim Advisory Agreements by shareholders at this Meeting; or (b) to the Fund which paid the fees if the Interim Period ends and the Interim Advisory Agreements have not received the requisite shareholder approval.

     NAM is a SEC registered investment adviser, with its principal place of business located at 101 South Fifth Street, Louisville, Kentucky 40202. NAM currently manages approximately $9.2 billion in assets for a diverse group of clients. The officers and directors of NAM, and their principal occupations are described below. Each of them may be contacted at NAM's address above.

           NAME                           PRINCIPAL OCCUPATION
---------------------------         ---------------------------------
Carl W. Hafele                      President, CEO and Principal, NAM
William F. Chandler, Jr.            Principal, NAM
Randall T. Zipfel                   COO and Principal, NAM
Brent A. Bell                       Principal, NAM
David B. Chick                      Principal, NAM
Erik N. Evans                       Principal, NAM
John W. Ferreby                     Secretary and Principal, NAM
Michael C. Heyman                   Principal, NAM
David B. Hiller                     Principal, NAM
Stephen G. Mullins                  Principal, NAM
Catherine R. Stodghill              Principal, NAM
Larry J. Walker                     Principal, NAM

     No individual or entity owns in excess of 25% of the outstanding voting stock of NAM. Mr. Hafele owns 20% of the outstanding voting stock of NAM. Messrs. Hiller and Ferreby each own 10.5% of the outstanding voting stock of NAM and Mr. Chandler owns 10% of the outstanding voting stock of NAM.

     NAM received no advisory fees from any of the Funds for the most recent fiscal year. Core Equity Fund had not commenced operations at May 31, 1997; NAM waived $1,530,963 in advisory fees for the Total Return Advantage Fund; and NAM waived $236,026 for the Enhanced Income Fund. Currently, NAM also serves as sub-adviser to the Long-term Bond Investments portfolio of the Consulting Group Capital Markets Fund, a registered investment company with approximately $200 million in assets. For its services as sub-adviser, NAM receives a fee of .20% of average daily net assets.

     In connection with the Trust's approval of the Interim Advisory Agreements, the Board considered that the terms of the Transaction do not require a change in the Funds' investment objective or policies, NAM's investment management or operation of the Funds, the investment personnel managing the Funds, the investment advisory fees or other business activities of the Funds.

     Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are in effect or contemplated insofar as the Fund is concerned.

     The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the Adviser within the meaning of the 1940 Act. The Trust expects to comply with Section 15(f).

     The Trustees of the Trust unanimously approved the Interim Advisory Agreements and recommended that they be submitted for approval to the shareholders of the respective Funds. If the Board's approval of the Interim Advisory Agreements is ratified by either more than 50% of a Fund's outstanding shares entitled to vote at the meeting, or by 67% of the shares present at such meeting if the holders of more than 50% of the outstanding shares entitled to vote at the meeting are present in person or by proxy, the Interim Advisory Agreement will be approved for such Fund.

     The proposed Interim Advisory Agreements between the Trust and NAM are Exhibits A and B of this proxy statement. In the event the Interim Advisory Agreement is not approved by a Fund's shareholders, the Trustees will promptly seek to enter into a new advisory arrangement for the Fund, subject to approval by the Fund's shareholders.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE INTERIM ADVISORY AGREEMENTS.

II. ENHANCED INCOME FUND, TOTAL RETURN ADVANTAGE FUND AND CORE EQUITY FUND:

                                APPROVAL OF THE
                      NEW ADVISORY AGREEMENT FOR THE FUNDS

     The Board of Trustees approved a new investment advisory agreement between the Trust and National City for the Enhanced Income Fund, the Total Return Advantage Fund and the Core Equity Fund (the "New Advisory Agreement") at its meeting held on March 6, 1998, to be effective upon shareholder approval of the agreement. The Board also approved a new sub-advisory agreement between National City and NAM for the Total Return Advantage Fund and the Core Equity Fund, to be effective upon shareholder approval as described below, in Item III.

     The Existing Advisory Agreements and the proposed New Advisory Agreement are identical in all material substantive respects. The Agreements differ only in their effective and termination dates and, in the case of the Core Equity Fund, the Agreements differ also in the description of the obligations of brokers and dealers utilized by the Fund. The description of the New Advisory Agreement is qualified in its entirety by reference to the form of Agreement attached as Exhibit C to this proxy statement.

     The Existing Advisory Agreements and the New Advisory Agreement provide that National City shall "use its best efforts to seek on behalf of the Trust and each Fund the best overall terms available, in placing portfolio transaction orders." In assessing the best overall terms available for any transaction, the Existing Advisory Agreements and the New Advisory Agreement require NAM and National City, respectively, to consider all factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Moreover, in evaluating the best overall terms available and selecting brokers or dealers to execute portfolio transactions, the Existing Advisory Agreements and the New Advisory Agreement provides that NAM and National City, respectively, may consider brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) provided to any Fund and/or other accounts over which the adviser or any of its affiliates exercise investment discretion.

     In addition, as permitted by Section 28(e) of the Exchange Act, subject to the prior approval of the Trust's Board of Trustees, the Existing Advisory Agreements and the New Advisory Agreement authorize NAM and National City, respectively, to negotiate and pay to a broker or dealer providing such brokerage and research services a commission for executing a portfolio transaction which is higher than the amount of commission another broker or dealer would have charged for effecting the same transaction if, but only if, NAM or National City, respectively, determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer (also, as stated in the Existing Advisory Agreement for the Enhanced Income Fund and the Total Return Advantage Fund, and the New Advisory Agreement for the Funds, as viewed in terms of that particular transaction or in terms of the overall responsibilities of the advisers with respect to the Fund and other accounts as to which they exercise investment discretion).

     This new provision relating to the Core Equity Fund is intended to provide National City additional flexibility to negotiate, to the extent legally permitted, the amount of brokerage commissions payable to a Fund in consideration for brokerage and research services.

     Pursuant to the terms of the Existing Advisory Agreements and the New Advisory Agreement, NAM and National City, respectively, provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund, and determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. National City or its affiliates paid the fees, salaries or other remuneration of Trustees and officers of the Trust who also served as directors, officers or employees of National City, or any of their affiliated companies and National City will continue to do so. In return for services provided under the Existing Advisory Agreements and the New Advisory Agreement, the Funds pay advisory fees as follows:

                                                  FEE AS % OF
                                                 AVERAGE DAILY
                    FUND                          NET ASSETS
---------------------------------------------    -------------
Enhanced Income Fund.........................         .45
Total Return Advantage Fund..................         .55
Core Equity Fund.............................         .75

     National City would have earned the same fees if the New Advisory Agreement had been in effect during the fiscal year ended May 31, 1997. NAM did not receive fees during this period because of voluntary fee waivers and Core Equity Fund had not commenced operations. National City intends to waive a portion of its fees under the New Advisory Agreement, although it is not required to do so, in the following manner: waiver of .25% of Enhanced Income Fund fee and .20% of Total Return Advantage Fund fee.

     National City also serves as custodian for the assets of the Trust. The Funds reimburse National City for its direct and indirect costs and expenses incurred in rendering custodial services. For the most recent fiscal year, the Funds paid custody fees to National City as follows:

                                                 CUSTODIAN
                    FUND                           FEES
---------------------------------------------    ---------
Enhanced Income Fund.........................     $13,516
Total Return Advantage Fund..................     $38,762
Core Equity Fund.............................     $     0

     The Existing Advisory Agreements provide that the adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the adviser's part in the performance of its duties under the Agreement, reckless disregard by the adviser of its obligation and duties, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The New Advisory Agreement contains identical provisions.

     The Existing Advisory Agreements were approved by the Board of Trustees on July 17, 1997 and September 17, 1997 for both Enhanced Income Fund and Total Return Advantage Fund, and on July 17, 1997 for the Core Equity Fund, for an initial term ending September 30, 1998. Shareholders of the Enhanced Income and Total Return Advantage Funds approved the Existing Advisory Agreement relating to these Funds on November 19, 1997. The Existing Agreement relating to the Core Equity Fund was last approved by its initial Shareholder in connection with the commencement of the Fund's operations. The proposed New Advisory Agreement will become effective on the date of shareholder approval and continue in force until September 30, 1999 unless sooner terminated. The Existing Advisory Agreements and the New Advisory Agreement provide that the respective Agreement will continue for successive twelve month periods ending on September 30 so long as such continuance is specifically approved at least annually by (1) the Board of Trustees of the Trust or (2) the vote of a majority of the outstanding voting securities of a Fund; provided, however, that in either event the continuance also is required to be approved by the vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or the adviser, cast in person at a meeting called for the purpose of voting upon such approval. The Existing Advisory Agreements and the New Advisory Agreement provide for automatic termination of the respective Agreement in the event of its assignment. In addition, each Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund or by the adviser on 60 days' written notice to the Trust.

     Annual Fund Operating Expenses. If the proposed New Advisory Agreement had been in effect during the most recent fiscal year, total Fund operating expenses for each of the Funds would not have differed.

     National City is a wholly-owned subsidiary of NCC. In addition to the Funds, National City serves as investment adviser to the following Armada funds:

                               MONEY MARKET FUND
                          GOVERNMENT MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND
                          TAX EXEMPT MONEY MARKET FUND
                             INTERMEDIATE BOND FUND
                              OHIO TAX EXEMPT FUND
                            NATIONAL TAX EXEMPT FUND
                               EQUITY GROWTH FUND
                               EQUITY INCOME FUND
                              SMALL CAP VALUE FUND
                   PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                                   BOND FUND
                                   GNMA FUND
                          PENNSYLVANIA MUNICIPAL FUND
                           INTERNATIONAL EQUITY FUND
                               EQUITY INDEX FUND
                             SMALL CAP GROWTH FUND
                           REAL RETURN ADVANTAGE FUND
                            TAX MANAGED EQUITY FUND
                            BALANCED ALLOCATION FUND

National City provides trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. It is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation. As of April 30, 1998, the Trust Department of National City had approximately $11.1 billion in assets under management and approximately $23.0 billion in trust assets.

     The principal executive officers and directors of National City and their principal occupations are set forth below. Unless otherwise noted, the address of the officers and directors of National City is 1900 East Ninth Street, Cleveland, Ohio 44114.

                               POSITION WITH           OTHER BUSINESS                   TYPE OF
           NAME              NATIONAL CITY BANK          CONNECTIONS                   BUSINESS
           ----              ------------------        --------------                  --------
George R. Berlin             Director            President and Chief
                                                 Executive Officer, Berco,
                                                 Inc.

Thomas G. Breitenbach        Director            President and Chief          Health Care
                                                 Executive Officer,
                                                 MedAmerica Health Systems

Steven D. Bullock            Director            Chief Executive Officer and  Non-Profit organization
                                                 Chapter Manager,
                                                 American Red Cross

David A. Daberko             Director            Chairman and Chief           Bank holding company
                                                 Executive Officer, National
                                                 City Corporation

                                                 Director, National City      Bank
                                                 Bank of Columbus

                                                 Director, National City      Bank
                                                 Bank of Dayton

                                                 Director, National City      Bank
                                                 Bank of Indiana

                                                 Director, National City      Bank
                                                 Bank of Kentucky

                                                 Officer and Director,        Tractor sales
                                                 Hudson Tractor Sales, Inc.

                                                 Director, Student Loan       Financing company
                                                 Marketing Association

Vincent A. DiGirolamo        Director            Vice Chairman, National      Bank holding company
                                                 City Corporation

Daniel W. Duval              Director            President and Chief
                                                 Executive Officer, Robbins
                                                 & Myers, Inc.

Thomas J. Fitzpatrick        Director            Chairman and Chief
                                                 Executive Officer, Elford,
                                                 Inc.

                               POSITION WITH           OTHER BUSINESS                   TYPE OF
           NAME              NATIONAL CITY BANK          CONNECTIONS                   BUSINESS
           ----              ------------------        --------------                  --------
Gary A. Glaser               Director            Chairman, National City      Bank
                                                 Bank of Columbus

Gordon D. Harnett            Director            President, Chairman and      Manufacturer of engineering
                                                 Chief Executive Officer,     material
                                                 Brush Wellman, Inc.

Donald V. Kellermeyer        Director            President, Kellermeyer Co.

William G. Kelley                                Chairman and
                                                 Chief Executive Officer,
                                                 Consolidated Stores
                                                 Corporation

J. Peter Kelly               Director            President and Chief          Manufacturer of steel
                                                 Operating Officer, LTV
                                                 Steel Company

William E. MacDonald III     Chairman,           Executive Vice President,    Bank holding company
                             President, Chief    National City Corporation
                             Executive Officer
                             and Director

William P. Madar             Director            Vice Chairman and            Manufacturer of machinery
                                                 Chief Executive Officer,
                                                 Nordson Corporation

Paul A. Ormond               Director            Chairman, President and
                                                 Chief Executive Officer,
                                                 Health Care & Retirement
                                                 Corp.

William F. Patient           Director            Chairman, President and      PVC manufacturer
                                                 Chief Executive Officer,
                                                 The Geon Company

Shelley B. Roth              Director            President, Pierre's French   Ice cream
                                                 Ice Cream Company

Dr. K. Wayne Smith                               President and Chief
                                                 Executive Officer, OCLC
                                                 Online Computer Library,
                                                 Inc.

Thomas C. Sullivan           Director            Chairman of the Board and    Manufacturer of protective
                                                 Chief Executive Officer,     coatings, roofing material
                                                 RPM, Inc.                    and paint

                               POSITION WITH           OTHER BUSINESS                   TYPE OF
           NAME              NATIONAL CITY BANK          CONNECTIONS                   BUSINESS
           ----              ------------------        --------------                  --------
Dr. Jerry S. Thornton        Director            President, Cuyahoga          Education
                                                 Community College

John R. Werren               Director            Partner, Day, Ketterer,      Law firm
                                                 Raley, Wright & Rybollt

W. Douglas Bannerman         Senior Executive    Senior Vice President,       Bank holding company
                             Vice President,     National City Corporation
                             Corporate Banking

Jeffrey M. Biggar            Executive Vice      Senior Vice President,       Bank holding company
                             President, Private  National City Corporation
                             Client Group

Jane Grebenc                 Executive Vice      None
                             President, Retail
                             Banking

Robert K. Healey, Jr.        Executive Vice      None
                             President

Thomas R. Hollern            Area President,     None
                             Northeast Region

Katherine B. Hollingsworth   Executive Vice      None
                             President/Southwest

Dorothy M. Horvath           Executive Vice      None
                             President/Central

James Hughes                 Executive Vice      None
                             President/Northcoast

Jeffrey D. Kelly             Executive Vice      Executive Vice President,    Bank holding company
                             President,          National City Corporation
                             Investments

Kenneth R. Knutson           Area President,     None
                             Northeast Region

Stephen McLane               Executive Vice      None
                             President/Central

                               POSITION WITH           OTHER BUSINESS                   TYPE OF
           NAME              NATIONAL CITY BANK          CONNECTIONS                   BUSINESS
           ----              ------------------        --------------                  --------
Bruce T. Muddell             Executive Vice      None
                             President, Credit
                             Administration

Richard A. Ray               Executive Vice      None
                             President/Central

Philip L. Rice               Executive Vice      None
                             President/Northcoast

David W. Ridenour            Executive Vice      None
                             President/Northwest

Robert A. Robinson           Executive Vice      None
                             President/Northwest

Jeffrey T. Siler             Executive Vice      None
                             President/Southwest

William F. Smith             Executive Vice      None
                             President/Central

Harold E. Todd, Jr.          Executive Vice      Executive Vice President,    Bank holding company
                             President,          National City Corporation
                             Institutional
                             Trust and Asset
                             Management

Gregory L. Tunis             Senior Executive
                             Vice President

     The following officer of NCC also serves as an officer and director of the
Trust:

                                                                     PRINCIPAL OCCUPATION
                                  OFFICER   POSITION WITH             DURING PAST 5 YEARS
       NAME AND ADDRESS            SINCE      THE TRUST             AND OTHER AFFILIATIONS
       ----------------           -------   -------------           ----------------------
Herbert R. Martens, Jr.          July 1997  President and  Executive Vice President, National City
c/o NatCity Investments, Inc.               Trustee        Corporation (bank holding company), since
1965 East Sixth Street                                     July 1997; Chairman and Chief Executive
Cleveland, OH 44114                                        Officer, NatCity Investments, Inc.
                                                           (investment banking), since July 1995;
                                                           President and Chief Executive Officer,
                                                           Raffensberger, Hughes & Co.
                                                           (broker-dealer), from 1993 until 1995;
                                                           President, Reserve Capital Group, from
                                                           1990 until 1993.

     The Trustees of the Trust unanimously approved the New Advisory Agreement and recommended that it be submitted for approval to the shareholders of the respective Funds. If the Board's approval of the New Advisory Agreement is ratified by either more than 50% of a Fund's outstanding shares entitled to vote at the meeting, or by 67% of the shares present at such meeting if the holders of more than 50% of the outstanding shares entitled to vote at the meeting are present in person or by proxy, the New Advisory Agreement will be approved for such Fund.

     The proposed New Advisory Agreement between the Trust and National City is Exhibit B of this proxy statement. In the event the New Advisory Agreement is not approved by a Fund's shareholders, the Trustees will promptly seek to enter into a new advisory agreement for the Fund, subject to approval by the Fund's shareholders.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE NEW ADVISORY AGREEMENT.

III. CORE EQUITY FUND AND TOTAL RETURN ADVANTAGE FUND:

              APPROVAL OF THE SUB-ADVISORY AGREEMENT FOR THE FUNDS

     Shareholders of the Core Equity Fund and the Total Return Advantage Fund are being asked to approve a new sub-advisory agreement between National City and NAM for the benefit of the Funds (the "Sub-Advisory Agreement"). Pursuant to the terms of the SubAdvisory Agreement, NAM: assists National City in providing a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds; assists National City in determining from time to time what securities and other investments will be purchased, retained or sold by each Fund; transmits trades to the Trust's custodian for proper settlement; prepares a quarterly broker security transaction summary and monthly security transaction listing for the Funds; maintains all books and records with respect to the Funds' securities transactions effected by it; and supplies the Trust and the Trustees with reports and statistical data as reasonably requested. NAM pays all expenses incurred by it in connection with its activities under the Sub-Advisory Agreement other than the cost of securities, commodities and other investments purchased or sold for any Fund. For its services and expenses assumed, NAM will receive a fee from National City of .32% and .16% of the average net assets of the Core Equity Fund and the Total Return Advantage Fund, respectively.

     The Sub-Advisory Agreement provides that NAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of NAM in the performance of its duties or from reckless disregard by it of its obligations and duties under the SubAdvisory Agreement.

     The proposed Sub-Advisory Agreement will become effective on the date of shareholder approval and continue in force until September 30, 1999 unless sooner terminated. It will continue for successive twelve month periods ending on September 30, so long as such continuance is specifically approved at least annually by (1) the Board of Trustees of the Trust or (2) the vote of a majority of the outstanding voting securities of a Fund; provided, however, that in either event the continuance also is required to be approved by the vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or NAM cast in person at a meeting called for the purpose of voting upon such approval. The Sub-Advisory Agreement provides for automatic termination of the Agreement in the event of its assignment. In addition, the Agreement is terminable at any time, without penalty, by National City or the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the particular Fund on 60 days' written notice to NAM, or by NAM on 60 days' written notice to the Trust. In addition, if National City's New Advisory Agreement with the Trust terminates with respect to a particular Fund for any reason (whether by the Trust, by National City or by operation of law), the Sub-Advisory Agreement will terminate with respect to the same Fund upon the effective date of such termination of the New Advisory Agreement.

     The Trustees of the Trust unanimously approved the Sub-Advisory Agreement and recommended that it be submitted for approval to the shareholders of the respective Funds. If the Board's approval of the Sub-Advisory Agreement is ratified by either more than 50% of a Fund's outstanding shares entitled to vote at the meeting, or by 67% of the shares present at such meeting if the holders of more than 50% of the outstanding shares entitled to vote at the meeting are present in person or by proxy, the Sub-Advisory Agreement will be approved for such Fund.

     The proposed Sub-Advisory Agreement between National City and NAM is Exhibit D of this proxy statement. In the event the Sub-Advisory Agreement is not approved by a Fund's shareholders, the Trustees will meet to determine what course of action to pursue and may seek to enter into a new sub-advisory agreement for the Fund, subject to approval by the Fund's shareholders. The New Advisory Agreement provides that in the absence of a Sub-adviser, the adviser, National City, may provide investment advisory services to a Fund without further shareholder approval.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE SUBADVISORY AGREEMENT.

                              GENERAL INFORMATION

     SEI Investments Distribution Co. serves as the Trust's distributor (the "Distributor"). SEI Fund Resources serves as the Trust's Administrator (the "Administrator"). The address of the Distributor and the Administrator is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serves as independent auditors of the Trust and audited the Trust's operations for the fiscal year ended May 31, 1997. The Board of Trustees selected Ernst & Young LLP at its meeting on July 17, 1997 to serve in such capacity for the fiscal year ending May 31, 1998. Shareholders are not herein requested to approve the selection of Ernst & Young LLP. Nevertheless, a representative of Ernst & Young LLP is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the auditors, and Ernst & Young LLP will be given the opportunity to make a statement if it chooses.

                             SHAREHOLDER PROPOSALS

     The Trust is organized as a Massachusetts business trust. The Trust's Declaration of Trust does not require that an annual meeting of shareholders be held each year. The Trust does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders, including meetings to consider the removal of trustees, shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of the Trust entitled to be voted at such meetings. Any shareholder desiring to present a proposal for consideration at a future meeting of shareholders of the Trust will be required to submit such proposal in writing so that it is received by the Trust, at least 120 days before the date of the meeting. Mere submission of a shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

     The management of the Trust does not know of any matters to be presented at the Meeting, other than those set forth in this Proxy Statement.

/s/ W. Bruce McConnel, III
W. Bruce McConnel, III
Secretary

May 18, 1998

                                                                       EXHIBIT A
                           INTERIM ADVISORY AGREEMENT

                                  ARMADA FUNDS

                              ENHANCED INCOME FUND
                          TOTAL RETURN ADVANTAGE FUND

                               ADVISORY AGREEMENT

     AGREEMENT made as of March 6, 1998 between ARMADA FUNDS, a Massachusetts business trust, located in Oaks, Pennsylvania (the "Trust") and NATIONAL ASSET MANAGEMENT CORPORATION, located in Louisville, Kentucky (the "Adviser").

     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser as investment adviser to the Enhanced Income and Total Return Advantage Funds (individually, a "Fund" and collectively, the "Funds");

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Adviser acknowledges that it has received copies of each of the following:

          (a) The Trust's Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on January 29, 1986 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (b) The Trust's Code of Regulations, and amendments thereto (such Code of Regulations, as presently in effect and as it shall from time to time be amended, is herein called the "Code of Regulations");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on September 26, 1985 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-488) and under the 1940 Act as filed with the SEC on September 26, 1985 and all amendments thereto; and

          (f) The Trust's most recent prospectuses and statements of additional information with respect to the Funds (such prospectuses and statements of additional information, as presently in effect and all amendments and supplements thereto are herein called individually, a "Prospectus," and collectively, the "Prospectuses").

     The Trust will furnish the Adviser from time to time with execution copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Funds for the compensation hereinafter provided.

     Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees applicable to such Fund.

     3. SUBCONTRACTORS. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that investment advisory service to any Fund may be provided by a subcontractor agreeable to the Adviser and approved in accordance with the provision of the 1940 Act. Any such sub-advisers are hereinafter referred to as the "Sub-Advisers." In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval. Not-withstanding the employment of any Sub-Adviser, the Adviser shall in all events:
(a) establish and monitor general investment criteria and policies for the fund;
(b) review investments in each fund on a periodic basis for compliance with its fund's investment objective, policies and restrictions as stated in the Prospectus; (c) review periodically any Sub-Adviser's policies with respect to the placement of orders for the purchase and sale of portfolio securities; (d) review, monitor, analyze and report to the Board of Trustees on the performance of any Sub-Adviser; (e) furnish to the Board of Trustees or any Sub-Adviser, reports, statistics and economic information as may be reasonably requested; and
(f) recommend, either in its sole discretion or in conjunction with any Sub-Adviser, potential changes in investment policy.

     4. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to each Fund that it:

          (a) will comply with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Funds, or make interest-bearing loans to the Trust or the Funds;

          (d) will maintain a policy and practice of conducting its investment management activities independently of the Commercial Departments of all banking affiliates. In making investment recommendations for the Funds, personnel will not inquire or take into consideration whether the issuers (or related supporting institutions) of securities proposed for purchase or sale for the Funds' accounts are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Funds;

          (e) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any Fund and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will fund securities be purchased from or sold to the Adviser, any Sub-Adviser, SEI Investments Distribution Co. ("SEI") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or SEI (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for any Fund, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients;

          (f) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (g) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Funds and the Adviser will accept as full compensation therefor fees, computed daily and paid monthly, at the following annual rates: .45% of the average daily net assets of the Enhanced Income Fund; and .55% of the average daily net assets of the Total Return Advantage Fund.

     The fee attributable to each Fund shall be the several (and not joint or joint and several) obligations of each Fund.

     The fees payable under this Section 8 shall be maintained in an interest-bearing escrow account until such Fund's shareholders' approve the payment of such fees to the Adviser. If a Fund's shareholders do not approve the payment to the Adviser of such fees for such period, on or before July 6, 1998, the balance in the escrow account shall be paid to such Fund.

     The Funds will not pay the Adviser any fees other than compensation permitted by the Order issued to the Trust and the Adviser from the Securities and Exchange Commission related to such compensation.

     9. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement will become effective with respect to each Fund on March 6, 1998, subject to approval of this Agreement by vote of a majority of the outstanding voting securities of each such Fund, and, unless sooner terminated as provided herein, shall continue in effect until June 29, 1998. Thereafter, if not terminated, this Agreement shall continue in effect with respect to a particular Fund for successive twelve month periods ending on June 29, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the particular Fund), or by the Adviser on 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of the outstanding voting securities of that Fund.

     12. MISCELLANEOUS. The Adviser expressly agrees that notwithstanding the termination of or failure to continue this Agreement with respect to a particular Fund, the Adviser shall continue to be legally bound to provide the services required herein for the other Funds for the period and on the terms set forth in this Agreement. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     13. NAMES. The names "ARMADA FUNDS" and "Trustees of ARMADA FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ARMADA FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        ARMADA FUNDS

                                        By:

                                        ----------------------------------------

                                        Title:

                                        ----------------------------------------

                                        NATIONAL ASSET MANAGEMENT CORPORATION

                                        By:

                                        ----------------------------------------

                                        Title:

                                        ----------------------------------------

                                                                       EXHIBIT B
                           INTERIM ADVISORY AGREEMENT

                                  ARMADA FUNDS

                      CORE EQUITY FUND ADVISORY AGREEMENT

     AGREEMENT made as of March 6, 1998 between ARMADA FUNDS, a Massachusetts business trust, located in Oaks, Pennsylvania (the "Trust") and NATIONAL ASSET MANAGEMENT CORPORATION located in Louisville, Kentucky (the "Adviser").

     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser as investment adviser to the Core Equity Fund (the "Fund");

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Adviser acknowledges that it has received copies of each of the following:

          (a) The Trust's Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on January 29, 1986 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (b) The Trust's Code of Regulations, and amendments thereto (such Code of Regulations, as presently in effect and as it shall from time to time be amended, is herein called the "Code of Regulations");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on September 26, 1985 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-488) and under the 1940 Act as filed with the SEC on September 26, 1985 and all amendments thereto; and

          (f) The Trust's most recent prospectus and statement of additional information with respect to the Fund (such prospectus and statement of additional information, as presently in effect and all amendments and supplements thereto are herein called a "Prospectus").

     The Trust will furnish the Adviser from time to time with execution copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Fund for the compensation hereinafter provided.

     Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees applicable to the Fund.

     3. SUBCONTRACTORS. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality or the foregoing, it is agreed that investment advisory service to any Fund may be provided by a subcontractor agreeable to the Adviser and approved in accordance with the provision of the 1940 Act. Any such sub-advisers are hereinafter referred to as the "Sub-Advisers." In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval. Notwithstanding the employment of any Sub-Adviser, the Adviser shall in all events: (a) establish and monitor general investment criteria and policies for the fund; (b) review investments in the fund on a periodic basis for compliance with its fund's investment objective, policies and restrictions as stated in the Prospectus; (c) review periodically any Sub-Adviser's policies with respect to the placement of orders for the purchase and sale of portfolio securities; (d) review, monitor, analyze and report to the Board of Trustees on the performance of any Sub-Adviser; (e) furnish to the Board of Trustees or any Sub-Adviser, reports, statistics and economic information as may be reasonably requested; and
(f) recommend, either in its sole discretion or in conjunction with any Sub-Adviser, potential changes in investment policy.

     4. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to the Fund that it:

          (a) will comply with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Fund, or make interest-bearing loans to the Trust or the Fund;

          (d) will maintain a policy and practice of conducting its investment management activities independently of the Commercial Departments of all banking affiliates. In making investment recommendations for the Fund, personnel will not inquire or take into consideration whether the issuers (or related supporting institutions) of securities proposed for purchase or sale for the Fund's accounts are customers of the Commercial Department. In dealing with commercial customers, the

          Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Fund;

          (e) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Trust and the Fund the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any Fund and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the particular Fund and to the Trust. In no instance will fund securities be purchased from or sold to the Adviser, any Sub-Adviser, SEI Investments Distribution Co. ("SEI") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or SEI (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for any Fund, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients;

          (f) will maintain all books and records with respect to the securities transactions for the Fund and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (g) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

     8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Fund and the Adviser will accept as full compensation therefor fees, computed daily and paid monthly, at the following annual rate: .75% of the average daily net assets of the Fund.

     The fee attributable to the Fund shall be the several (and not joint and several) obligations of the Fund.

     The fees payable under this Section 8 shall be maintained in an interest-bearing escrow account until the Fund's shareholders' approve the payment of such fees to the Adviser. If the Fund's shareholders do not approve the payment to the Adviser of such fees for such period, the balance in the escrow account shall be paid to such Fund.

     The Fund will not pay the Adviser any fees other than compensation permitted by the Order issued to the Trust and the Adviser from the Securities and Exchange Commission related to such compensation.

     9. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement will become effective with respect to the Fund on March 6, 1998, subject to approval of this Agreement by vote of a majority of the outstanding voting securities of the Fund, and, unless sooner terminated as provided herein, shall continue in effect until June 29, 1998. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive twelve month periods ending on June 29, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by the Trust (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the particular Fund), or by the Adviser on 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Fund until approved by vote of a majority of the outstanding voting securities of the Fund.

     12. MISCELLANEOUS. The Adviser expressly agrees that notwithstanding the termination of or failure to continue this Agreement with respect to the Fund, the Adviser shall continue to be legally bound to provide the services required herein for the other Funds for the period and on the terms set forth in this Agreement. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     13. NAMES. The names "ARMADA FUNDS" and "Trustees of ARMADA FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ARMADA FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          ARMADA FUNDS

                                          By:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                                          NATIONAL ASSET MANAGEMENT CORPORATION

                                          By:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                                                                       EXHIBIT C
                             NEW ADVISORY AGREEMENT

                                  ARMADA FUNDS

                   CORE EQUITY FUND, ENHANCED INCOME FUND AND
                 TOTAL RETURN ADVANTAGE FUND ADVISORY AGREEMENT

     AGREEMENT made as of March 6, 1998 between ARMADA FUNDS, a Massachusetts business trust, located in Oaks, Pennsylvania (the "Trust") and NATIONAL CITY BANK located in Cleveland, Ohio (the "Adviser").

     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser as investment adviser to the Core Equity, Enhanced Income and Total Return Advantage Funds (the "Funds");

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Adviser acknowledges that it has received copies of each of the following:

          (a) The Trust's Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on January 29, 1986 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (b) The Trust's Code of Regulations, and amendments thereto (such Code of Regulations, as presently in effect and as it shall from time to time be amended, is herein called the "Code of Regulations");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on September 26, 1985 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-488) and under the 1940 Act as filed with the SEC on September 26, 1985 and all amendments thereto; and

          (f) The Trust's most recent prospectuses and statements of additional information with respect to the Funds (such prospectuses and statements of additional information, as presently in effect and all amendments and supplements thereto are herein called individually, a "Prospectus," and collectively, the "Prospectuses").

     The Trust will furnish the Adviser from time to time with execution copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Funds for the compensation hereinafter provided.

     Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees applicable to such Fund.

     3. SUBCONTRACTORS. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that investment advisory service to any Fund may be provided by a subcontractor agreeable to the Adviser and approved in accordance with the provision of the 1940 Act. Any such sub-advisers are hereinafter referred to as the "Sub-Advisers." In the event that any Sub-Adviser appointed hereunder with respect to a Fund is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval. Notwithstanding the employment of any Sub-Adviser with respect to a Fund, the Adviser shall in all events: (a) establish and monitor general investment criteria and policies for the Fund; (b) review investments in the Fund on a periodic basis for compliance with its investment objective, policies and restrictions as stated in the Prospectus; (c) review periodically any Sub-Adviser's policies with respect to the placement of orders for the purchase and sale of portfolio securities; (d) review, monitor, analyze and report to the Board of Trustees on the performance of any Sub-Adviser; (e) furnish to the Board of Trustees or any Sub-Adviser, reports, statistics and economic information as may be reasonably requested; and (f) recommend, either in its sole discretion or in conjunction with any Sub-Adviser, potential changes in investment policy. Pursuant to this paragraph, on the date hereof, the Adviser has entered into a Sub-Advisory Agreement with National Asset Management Corporation with respect to the Core Equity Fund and Total Return Advantage Fund.

     4. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to each Fund that it:

          (a) will comply with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Funds, or make interest-bearing loans to the Trust or the Funds;

          (d) will maintain a policy and practice of conducting its investment management activities independently of the Commercial Departments of all banking affiliates. In making investment recommendations for the Funds, personnel will not inquire or take into consideration whether the issuers (or related supporting institutions) of securities proposed for purchase or sale for the Funds' accounts are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Funds;

          (e) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any Fund and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will fund securities be purchased from or sold to the Adviser, any Sub-Adviser, SEI Investments Distribution Co. ("SEI") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or SEI (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for any Fund, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients;

          (f) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (g) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Fund and the Adviser will accept as full compensation therefor fees, computed daily and paid monthly, at the following annual rates: .75% of the average daily net assets of the Core Equity Fund; .45% of the average daily net assets of the Enhanced Income Fund; and .55% of the average daily net assets of the Total Return Advantage Fund.

     The fee attributable to each Fund shall be the several (and not joint or joint and several) obligation of each Fund.

     9. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement will become effective with respect to each Fund upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Fund, and, unless sooner terminated as provided herein, shall continue in effect until September 30, 1999. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive twelve month periods ending on September 30, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by the Trust (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the particular Fund), or by the Adviser on 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Fund until approved by vote of a majority of the outstanding voting securities of the Fund.

     12. MISCELLANEOUS. The Adviser expressly agrees that notwithstanding the termination of or failure to continue this Agreement with respect to a the Fund, the Adviser shall continue to be legally bound to provide the services required herein for the other Funds for the period and on the terms set forth in this Agreement. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     13. NAMES. The names "ARMADA FUNDS" and "Trustees of ARMADA FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ARMADA FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          ARMADA FUNDS

                                          By:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                                          NATIONAL CITY BANK

                                          By:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                                                                       EXHIBIT D
                             SUB-ADVISORY AGREEMENT

                                  ARMADA FUNDS

                                CORE EQUITY FUND
                          TOTAL RETURN ADVANTAGE FUND

                     NATIONAL ASSET MANAGEMENT CORPORATION

                             SUB-ADVISORY AGREEMENT

     AGREEMENT made as of March 6, 1998 between NATIONAL CITY BANK (the "Adviser"), and NATIONAL ASSET MANAGEMENT CORPORATION (the "SubAdviser").

     WHEREAS, ARMADA FUNDS, a Massachusetts business trust (the "Trust"), is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, pursuant to an Advisory Agreement dated March 6, 1998 (the "Advisory Agreement") by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish the investment advisory and other services to the Trust for its Core Equity and Total Return Advantage Funds and the Adviser has agreed thereto; and

     WHEREAS, the Advisory Agreement authorizes the Adviser to subcontract investment advisory services with respect to the Funds to the Sub-Adviser; and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the Trust with respect to the Core Equity and Total Return Advantage Funds (the "Funds") and the Sub-Adviser is willing to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT AND DELIVERY OF DOCUMENTS.

          (a) Intending to be legally bound, the Adviser, with the approval of the Trust, hereby appoints the Sub-Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          (b) The Sub-Adviser acknowledges that it has received copies of the Trust's most recent prospectuses and statements of additional information with respect to the Funds.

     2. SERVICES OF SUB-ADVISER. The Sub-Adviser agrees that with respect to each Fund it shall:

          (a) Subject to the supervision of the Trust's Board of Trustees, assist the Adviser in providing a continuous investment program for each such Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Sub-Adviser will assist the Adviser in determining from time to time what securities and other investments will be purchased, retained or sold by each such Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectus and Statement of Additional Information and resolutions of the Trust's Board of Trustees applicable to such Fund;

          (b) Transmit trades to the Trust's custodian for proper settlement;

          (c) Prepare a quarterly broker security transaction summary and monthly security transaction listing for the Funds;

          (d) Maintain all books and records with respect to the Funds' securities transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph
              (f) of Rule 31a-1 under the 1940 Act; and

          (e) Supply the Trust and its Board of Trustees with reports and statistical data as reasonably requested.

     3. OTHER COVENANTS. The Sub-Adviser agrees that it:

          (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Funds or make interest-bearing loans to the Trust or the Funds;

          (d) will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of any affiliated person of the Adviser. In making investment recommendations for the Funds, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers (or related supporting institutions) of securities proposed for purchase or sale for each such Fund's account are customers of the commercial department of any affiliated person of the Adviser;

          (e) in connection with its duties under paragraph 2 of this Agreement, will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Sub-Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any Fund and/or other accounts over which the Sub-Adviser or any affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. Notwithstanding the foregoing, no prior approval by the Board shall be required so long as the broker or dealer selected by the Sub-Adviser provides best price and execution on a particular transaction. In no instance will Fund securities be purchased from or sold to the Adviser, any Sub-Adviser, SEI Investments Distribution Co. ("SEI") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or SEI (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Funds, the Sub-Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients; and

          (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal intent proceedings for failure to comply, when requested to divulge such information by duly constituted authorities or when so requested by the Trust).

     4. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. The Adviser acknowledges that the Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given, or the time or nature of action taken, with respect to the Funds.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's written request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by it pursuant to paragraph 2(d) of this Agreement.

     6. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction costs, if any) purchased or sold for any Funds.

     7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, of .32% and .16% of the average daily net assets of the Core Equity Fund and the Total Return Advantage Fund, respectively.

     8. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. DURATION AND TERMINATION. This Agreement will become effective with respect to each Fund upon approval of this Agreement by vote of a majority of the outstanding voting securities of each such Fund, and, unless sooner terminated as provided herein, shall continue in effect until September 30, 1999. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular Fund for successive twelve month periods ending on September 30, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the particular Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Adviser or by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the particular Fund) on sixty days' written notice to the Sub-Adviser, or by the SubAdviser, on sixty days' written notice to the Trust, provided that in each such case, notice shall be given simultaneously to the Adviser. In addition, notwithstanding anything herein to the contrary, in the event of the termination of the Advisory Agreement with respect to a particular Fund for any reason (whether by the Trust, by the Adviser or by operation of law) this Agreement shall terminate with respect to the same Fund upon the effective date of such termination of the Advisory Agreement. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

     10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to a particular Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

     11. MISCELLANEOUS. The Sub-Adviser expressly agrees that notwithstanding the termination of or failure to continue this Agreement with respect to a particular Fund, Sub-Adviser shall continue to be legally bound to provide the services required herein for any other Funds to which it is Sub-Adviser pursuant to this Agreement for the period and on the terms set forth in this Agreement.

     During the term of this Agreement, the Adviser agrees to furnish the SubAdviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Funds, the Adviser, broker-dealers or the public that refer to the Sub-Adviser. Sub-Adviser shall consent to such materials unless it reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of the materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or affiliates that refer to the SubAdviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser.

     The captions in the Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     12. NAMES. The names "ARMADA FUNDS" and "Trustees of ARMADA FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Declaration of Trust dated January 28, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ARMADA FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        NATIONAL CITY BANK

                                        By:

                                        ----------------------------------------

                                        Title:

                                        ----------------------------------------

                                        NATIONAL ASSET MANAGEMENT CORPORATION

                                        By:

                                        ----------------------------------------

                                        Title:

                                        ----------------------------------------

                                                            ARMADA FUNDS

                                                            P.O. Box 8421

                                                            Boston, MA
                                                            02266-8421

                                                            1-800-622-FUND(3863)

                                                             [ARMADA FUNDS LOGO]

FUND NAME PRINTS HERE                                               ARMADA FUNDS
                                                                           PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
             FOR THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 29, 1998

The undersigned hereby constitutes and appoints Kathryn Stanton and Michael Bellopede or either of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of beneficial interests standing in the name of the undersigned at the Special Meeting of Shareholders of Armada Funds to be held at One Freedom Valley Drive, Boardroom B, Oaks, Pennsylvania 19456 on the 29th day of June, 1998 at 11:00 a.m., local time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as indicated on the reverse side. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of solicitation, authorization is given the proxy holders to vote in accordance with the views of the management thereto. The management is not aware of any such matters.

                                               Date:_____________________ , 1998

                                                    PLEASE  SIGN IN BOX BELOW
                                                   AND RETURN THIS PROXY CARD
                                                    IN THE ENCLOSED ENVELOPE.

                                               Signature of all joint owners is
                                               required. Fiduciaries please
                                               indicate your full title.
                                               _________________________________
                                              |                                |
                                              |                                |
                                              |                                |
                                              |________________________________|
                                               Signature(s) Title(s), if
                                               applicable                    NAM

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS 1, 2 AND 3 BUT IF NO CHOICE IF SPECIFIED, THEY WILL BE
    VOTED FOR THE INTERIM ADVISORY AGREEMENTS ATTACHED AS EXHIBITS A AND B TO THE PROXY STATEMENT, FOR THE NEW ADVISORY AGREEMENT ATTACHED AS EXHIBIT C
      TO THE PROXY STATEMENT AND FOR THE SUB-ADVISORY AGREEMENT ATTACHED AS
                        EXHIBIT D TO THE PROXY STATEMENT.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                                        FOR         AGAINST     ABSTAIN

1.   FOR ALL FUNDS: The approval of the Interim Advisory                [ ]           [ ]          [ ]
     Agreement between Armada Funds and National Asset Management
     Corporation ("NAM")

2.   FOR ALL FUNDS: The approval of the New Advisory Agreement          [ ]           [ ]          [ ]
     between Armada Funds and National City Bank

3.   FOR CORE EQUITY AND TOTAL RETURN ADVANTAGE FUNDS ONLY: The         [ ]           [ ]          [ ]
     approval of the Sub-Advisory Agreement between National City
     Bank and NAM

                                                                         |_            |_           |_
     Upon any other business which may properly come before the meeting or any adjournment thereof. The management knows of no such other business.

                                                                             NAM